1CNO Financial Group | Consumer Division Briefing | September 10, 2025 CNO Financial Group Consumer Division Briefing September 10, 2025

2CNO Financial Group | Consumer Division Briefing | September 10, 2025 Welcome Adam Auvil Vice President, Investor Relations & Sustainability

3CNO Financial Group | Consumer Division Briefing | September 10, 2025 OUR PURPOSE We secure the future of middle-income America. OUR MISSION We secure the future of middle-income America by providing insurance and financial services that help protect their health, income and retirement needs, while building enduring value for all our stakeholders. Our people ▪ Employs approximately 3,400 associates ▪ Contracts with over 10,000 agents and independent partners Our financial strength ▪ Rated A (Excellent) by AM Best ▪ Market capitalization: $3.8 billion ▪ $37 billion in total assets ▪ Committed to improving run rate operating return on equity Serving our customers ▪ 3.2 million policies owned by our customers ▪ $2.1 billion in claims paid in 2024 CNO Financial Group provides life and health insurance, annuities, financial services and workforce benefits solutions through our family of brands, including Bankers Life, Colonial Penn, Optavise and Washington National. ▪ Ticker symbol: CNO (NYSE) ▪ Headquarters: Carmel, Indiana Unless specified otherwise, amounts are as of 6/30/2025

4CNO Financial Group | Consumer Division Briefing | September 10, 2025 Important Legal Information Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press releases, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Forward-Looking Statements Non-GAAP Measures

5CNO Financial Group | Consumer Division Briefing | September 10, 2025 Consumer Division Scott Goldberg President, Consumer Division

6CNO Financial Group | Consumer Division Briefing | September 10, 2025 Cheryl Heilman President, Bankers Life Securities, Inc. & Bankers Life Advisory Services, Inc. Industry Experience: 35 years Years at CNO: 6 Scott Goldberg President, Consumer Division Industry Experience: 25 years Years at CNO: 21 Steve Janoson Vice President, Direct & Independent Channels Industry Experience: 16 years Years at CNO: 10 Nate Richardson Senior Vice President, Field Sales & Distribution Industry Experience: 33 years Years at CNO: 33 Presenters

7CNO Financial Group | Consumer Division Briefing | September 10, 2025 3 2 1 Takeaways Multiple “controlled distribution” channels Differentiated “health and wealth” approach Track record of results; business aligned with key trends Well-positioned and achieving consistent growth.

8CNO Financial Group | Consumer Division Briefing | September 10, 2025 Why do they buy from us? Value relationship Middle-income households ▪ Average income $50-$100k ▪ Investible assets of $100-$500k Typically Medicare-eligible ▪ Need healthcare protection ▪ Need final expense coverage Want investment management services ▪ Want guaranteed income ▪ Want basic estate and legacy planning Target Market Attracted to simplicity Respond to guidance Focused on the middle-income market – large, underserved and in need of coverage.

9CNO Financial Group | Consumer Division Briefing | September 10, 2025 Specialty Products ▪ Securities ▪ Medicare Advantage ▪ Prescription Drug Plans ▪ ACA and Short-Term Medical ▪ Dental / Vision Fees Life & Health Products ▪ Life Insurance ▪ Medicare Supplement ▪ Supplemental Health ▪ Long-Term Care Annuities ▪ Fixed ▪ Indexed ▪ Immediate Premiums Products Manufactured Third-Party We manufacture most of our products, assuming the risk and liability, and in-source third-party products, for which distribution fees are received without taking underwriting risk.

10CNO Financial Group | Consumer Division Briefing | September 10, 2025 Go-to-Market Direct ▪ Well-known brand ▪ Top 5 direct seller ▪ Opens households Career ▪ National footprint ▪ Medicare experts ▪ Financial advisors1 Independent ▪ Interdependent relationships ▪ Supplemental health plans ▪ Niche markets 1Investment products and services provided through affiliates Bankers Life Securities and Bankers Life Advisory Services. We distribute products through multiple consumer channels and brands.

11CNO Financial Group | Consumer Division Briefing | September 10, 2025 Field sales of higher premium policies, investments, and financial planning services Demand Engagement Relationship 100 Million+ Impressions 200,000+ TV Spots Direct sales of basic life and health products Nationwide, exclusive force of licensed agents and registered advisors operating across over 230 sales locations25 Million+ Direct Mail Pieces Key Digital Properties Local AgentsOutreach Integrated Distribution We use media to generate demand, digital properties to engage consumers, and an exclusive force of local agents/advisors to build enduring relationships.

12CNO Financial Group | Consumer Division Briefing | September 10, 2025 Direct 33% Independent 9% Career 58% NAP by Source (2024) 3 Year CAGR 4.1% 3 Year CAGR 2.5% 3 Year CAGR 2.4% Note: $353M of NAP generated in 2024; does not include annuities or third-party products Consumer Division Life and Health New Annualized Premium Growth across all channels.

13CNO Financial Group | Consumer Division Briefing | September 10, 2025 Colonial Penn NAP (in millions) Colonial Penn Direct Sales CAGR 8.3% 2018 2024 $72 $116 Other Digital TV 2018 2024 Lead Volume Mix 26% 69% 5% 2% 60% 38% Solid growth and benefiting from greater digital engagement.

14CNO Financial Group | Consumer Division Briefing | September 10, 2025 Partner Tele-Agents 37% In-House Tele-Agents 35% Customer Self-Enroll 28% 2024 NAP Colonial Penn Partnerships 2021 2024 $12 $45 Sales by Source (2024) Colonial Penn NAP From Partners (in millions) CAGR 55% Third-party partners provide sales diversification and additional reach.

15CNO Financial Group | Consumer Division Briefing | September 10, 2025 Approx. Number Average Years of Service Field Managers 550 13.5 Local Agents 4,850 4.5 Traveling Agents 450 4.5 Total 5,850 1 2 3 3 6 1 1 1 4 9 2 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 11 1 1 5 3 54 6 3 9 2 4 2 2 3 3 2 2 1 3 5 6 4 4 6 3 2 2 2 9 3 3 3 4 4 3 3 2 3 2 3 3 5 2 2 2 7 3 2 25 6 5 14 7 4 10 2 Number of Sales Offices Concentration of Traveling Agents Least Greatest Nationwide Footprint Over 230 locations with nearly 6,000 exclusive producers.

16CNO Financial Group | Consumer Division Briefing | September 10, 2025 MA Enrollment (in thousands) MA Policies Sold (in thousands) CAGR 7.2% Medicare Advantage CAGR 11.0% 2021 2024 43 46 46 53 2022 2023 2021 2024 122 127 149 167 2022 2023 Higher sales and a growing block of enrollment.

17CNO Financial Group | Consumer Division Briefing | September 10, 2025 Medicare Enrollment (in thousands) Medicare Policies Sold (in thousands) 347 366355 Overall Medicare Business Medicare Supplement Medicare Advantage CAGR 8.8% CAGR 2.7% 127 220 149 206 2022 2023 167 199 2024 65 77 68 46 19 46 22 2022 2023 53 24 2024 Total Medicare sales increasing; total enrollment trending higher.

18CNO Financial Group | Consumer Division Briefing | September 10, 2025 Producing Agents and Advisors CAGR 1.7% 2021 2022 4,230 3,930 Number of Reps/Advisors (rounded to nearest 10) CAGR 3.5% Average Producing Agents (rounded to nearest 10) 2023 2024 4,190 4,450 2021 2022 650 680 2023 2024 700 720 A large and growing distribution force.

19CNO Financial Group | Consumer Division Briefing | September 10, 2025 Boomers 20% Gen X 20% Millennials 30% Gen Z 30% 2024 NAP Opportunity for New Financial Services Professionals Agent Force by Generation (as of June 30, 2025) An attractive career path.

20CNO Financial Group | Consumer Division Briefing | September 10, 2025 Day in the Life of a Bankers Life Agent

21CNO Financial Group | Consumer Division Briefing | September 10, 2025 Annuities and Client Assets CAGR 8.7% Annuity Collected Premiums (in billions) CAGR 12.2% Client Assets in Securities (in billions) CAGR 5.7% Annuity Account Values (in billions) 2021 2024 $1.4 $1.6 2022 2023 $1.6 $1.8 2021 2024 $2.9 $2.6 2022 2023 $3.2 $4.1 2021 2024 $10.5 $11.2 2022 2023 $11.6 $12.4 Growing annuity sales and capturing retirement savings.

22CNO Financial Group | Consumer Division Briefing | September 10, 2025 New Annualized Premium (in millions) Production Results 2023 2024 Change Life $193 $185 -4% Supplemental Health $74 $79 +7% Medicare Supplement $37 $46 +24% Long-Term Care $32 $43 +34% Total $336 $353 +5% Collected Premium (in millions) 2023 2024 Change Annuities $1,583 $1,790 +13% 2024 June YTD 2025 June YTD Change $102 $107 +5% $36 $42 +17% $20 $24 +20% $21 $20 -5% $179 $193 +8% 2024 June YTD 2025 June YTD Change $832 $963 +16% Strong momentum.

23CNO Financial Group | Consumer Division Briefing | September 10, 2025 Collected Premium (in millions) Consumer Division Total Premium and Fee Collections 2023 2024 YoY 6.9% Long-Term Care Supplemental Health Medicare Supplement Life Insurance Annuities $1,583 $901 $262 $609 $519 $3,874 $1,790 $919 $276 $626 $530 $4,141 Fee Revenues (in millions) YoY 10.6% 2023 2024 Securities MA/PDP $109 $32 $141 $113 $43 $156 Growing blocks of business.

24CNO Financial Group | Consumer Division Briefing | September 10, 2025 Positive Outlook Retirement Wave Rising Healthcare Costs Gaps in Medicare Prescription Drugs 401(k) Generation Market Volatility Longevity Favorable conditions for our offerings and a winning distribution model.

25CNO Financial Group | Consumer Division Briefing | September 10, 2025 3 2 1 Takeaways Multiple “controlled distribution” channels Differentiated “health and wealth” approach Track record of results; business aligned with key trends Well-positioned and achieving consistent growth.

26CNO Financial Group | Consumer Division Briefing | September 10, 2025 Why Invest in CNO Adam Auvil Vice President, Investor Relations & Sustainability

27CNO Financial Group | Consumer Division Briefing | September 10, 2025 4 5 3 2 1 Exclusive focus on underserved middle-income market Significant demographic tailwinds Diverse and integrated "last mile" in-person and virtual model Delivering growth while improving ROE Strong balance sheet and robust free cash flow resilient against market events 6 Track record of execution and delivering on our promises Why Invest in CNO

28CNO Financial Group | Consumer Division Briefing | September 10, 2025 KEY MESSAGES Q&A Enter questions in chat